INVESCO SHORT DURATION INFLATION PROTECTED FUND                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2016
FILE NUMBER :       811-05686
SERIES NO.:         2

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                          $     132
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class A2                         $     108
           Class Y                          $      66
           Class R5                         $       3
           Class R6                         $     187

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                          $  0.0408
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class A2                         $  0.0461
           Class Y                          $  0.0540
           Class R5                         $  0.0540
           Class R6                         $  0.0540

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                              3,169
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class A2                             2,236
           Class Y                                731
           Class R5                                69
           Class R6                            67,925

74V.   1   Net asset value per share (to nearest cent)
           Class A                          $   10.58
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class A2                         $   10.59
           Class Y                          $   10.59
           Class R5                         $   10.60
           Class R6                         $   10.59

INVESCO U.S. GOVERNMENT FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2016
FILE NUMBER :       811-05686
SERIES NO.:         4

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                              $   5,497
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                              $      45
           Class C                              $     241
           Class R                              $      48
           Class Y                              $     101
           Investor Class                       $     351
           Class R5                             $      24

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                              $  0.0792
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                              $  0.0454
           Class C                              $  0.0452
           Class R                              $  0.0679
           Class Y                              $  0.0908
           Investor Class                       $  0.0801
           Class R5                             $  0.0947

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                 68,600
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class B                                    858
           Class C                                  5,369
           Class R                                    711
           Class Y                                  1,124
           Investor Class                           4,263
           Class R5                                   293

74V.   1   Net asset value per share (to nearest cent)
           Class A                              $    9.13
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                              $    9.17
           Class C                              $    9.13
           Class R                              $    9.14
           Class Y                              $    9.15
           Investor Class                       $    9.14
           Class R5                             $    9.14

INVESCO GOVERNMENT MONEY MARKET FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2016
FILE NUMBER :       811-05686
SERIES NO.:         6

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Invesco Cash Reserve Shares                   $      35
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class AX                                      $       5
           Class B                                       $       1
           Class BX                                      $      --
           Class C                                       $       4
           Class CX                                      $      --
           Class R                                       $       2
           Class Y                                       $       1
           Investor Class                                $       6

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Invesco Cash Reserve Shares                   $  0.0001
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class AX                                      $  0.0001
           Class B                                       $  0.0001
           Class BX                                      $  0.0001
           Class C                                       $  0.0001
           Class CX                                      $  0.0001
           Class R                                       $  0.0001
           Class Y                                       $  0.0001
           Investor Class                                $  0.0001

74U.   1   Number of shares outstanding (000's Omitted)
           Invesco Cash Reserve Shares                     773,559
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class AX                                        111,027
           Class B                                          11,273
           Class BX                                          1,107
           Class C                                          88,710
           Class CX                                          5,744
           Class R                                          35,962
           Class Y                                          23,612
           Investor Class                                  135,424

74V.   1   Net asset value per share (to nearest cent)
           Invesco Cash Reserve Shares                   $    1.00
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class AX                                      $    1.00
           Class B                                       $    1.00
           Class BX                                      $    1.00
           Class C                                       $    1.00
           Class CX                                      $    1.00
           Class R                                       $    1.00
           Class Y                                       $    1.00
           Investor Class                                $    1.00

INVESCO HIGH YIELD FUND                                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2016
FILE NUMBER :       811-05686
SERIES NO.:         8

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                              $  21,950
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                              $     218
           Class C                              $   2,467
           Class Y                              $   3,373
           Investor Class                       $   2,923
           Class R5                             $   2,639
           Class R6                             $   4,176

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                              $  0.1128
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                              $  0.0982
           Class C                              $  0.0978
           Class Y                              $  0.1182
           Investor Class                       $  0.1133
           Class R5                             $  0.1193
           Class R6                             $  0.1211

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                195,870
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class B                                  1,909
           Class C                                 25,745
           Class Y                                 31,946
           Investor Class                          25,322
           Class R5                                22,043
           Class R6                                36,044

74V.   1   Net asset value per share (to nearest cent)
           Class A                              $    4.16
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                              $    4.17
           Class C                              $    4.15
           Class Y                              $    4.18
           Investor Class                       $    4.17
           Class R5                             $    4.15
           Class R6                             $    4.16

INVESCO SHORT TERM BOND FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2016
FILE NUMBER :       811-05686
SERIES NO.:         10

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                          $   3,451
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class C                          $   3,152
           Class R                          $      29
           Class Y                          $     567
           Class R5                         $      12
           Class R6                         $   1,428

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                          $  0.0754
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class C                          $  0.0604
           Class R                          $  0.0604
           Class Y                          $  0.0816
           Class R5                         $  0.0864
           Class R6                         $  0.0868

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             47,820
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class C                             53,063
           Class R                                474
           Class Y                              8,941
           Class R5                               141
           Class R6                            54,618

74V.   1   Net asset value per share (to nearest cent)
           Class A                          $    8.65
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class C                          $    8.65
           Class R                          $    8.66
           Class Y                          $    8.65
           Class R5                         $    8.64
           Class R6                         $    8.66

INVESCO REAL ESTATE FUND                                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2016
FILE NUMBER :       811-05686
SERIES NO.:         11

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                              $   7,038
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                              $      16
           Class C                              $     370
           Class R                              $     570
           Class Y                              $   1,413
           Investor Class                       $     298
           Class R5                             $   3,390
           Class R6                             $     943

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                              $  0.1500
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                              $  0.0645
           Class C                              $  0.0642
           Class R                              $  0.1216
           Class Y                              $  0.1785
           Investor Class                       $  0.1496
           Class R5                             $  0.1919
           Class R6                             $  0.2021

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                 43,968
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class B                                    221
           Class C                                  5,513
           Class R                                  4,663
           Class Y                                  8,852
           Investor Class                           1,912
           Class R5                                17,558
           Class R6                                 4,773

74V.   1   Net asset value per share (to nearest cent)
           Class A                              $   25.42
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                              $   25.39
           Class C                              $   25.28
           Class R                              $   25.45
           Class Y                              $   25.43
           Investor Class                       $   25.37
           Class R5                             $   25.42
           Class R6                             $   25.42

INVESCO GLOBAL REAL ESTATE FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2016
FILE NUMBER :       811-05686
SERIES NO.:         12

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                          $   1,808
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                          $      53
           Class C                          $     125
           Class R                          $     108
           Class Y                          $  10,433
           Class R5                         $   2,907
           Class R6                         $     904

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                          $  0.0883
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                          $  0.0417
           Class C                          $  0.0417
           Class R                          $  0.0727
           Class Y                          $  0.1039
           Class R5                         $  0.1199
           Class R6                         $  0.1233

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             19,290
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class B                                 99
           Class C                              2,885
           Class R                              1,509
           Class Y                             97,599
           Class R5                            21,885
           Class R6                             7,563

74V.   1   Net asset value per share (to nearest cent)
           Class A                          $   13.66
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                          $   13.66
           Class C                          $   13.67
           Class R                          $   13.67
           Class Y                          $   13.67
           Class R5                         $   13.64
           Class R6                         $   13.65

INVESCO CORPORATE BOND FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2016
FILE NUMBER :       811-05686
SERIES NO.:         17

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                          $  17,016
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                          $     280
           Class C                          $   1,048
           Class R                          $     123
           Class Y                          $     678
           Class R5                         $      92
           Class R6                         $     505

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                          $  0.1308
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                          $  0.1312
           Class C                          $  0.0970
           Class R                          $  0.1220
           Class Y                          $  0.1401
           Class R5                         $  0.1429
           Class R6                         $  0.1465

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                            133,164
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class B                              1,927
           Class C                             11,899
           Class R                              1,041
           Class Y                              9,349
           Class R5                               660
           Class R6                             3,676

74V.   1   Net asset value per share (to nearest cent)
           Class A                          $    7.45
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                          $    7.46
           Class C                          $    7.50
           Class R                          $    7.46
           Class Y                          $    7.47
           Class R5                         $    7.46
           Class R6                         $    7.46